UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2024

NICOLET BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	001-37700	47-0871001
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 North Washington Street
Green Bay, Wisconsin 54301
(Address of principal executive offices)

(920) 430-1400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	NIC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.)

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of the shareholders of Nicolet Bankshares, Inc. (“Nicolet”), held on May 20, 2024 (the “Annual Meeting”), Nicolet’s shareholders voted on the following proposals:

Proposal 1:    Election of Directors.

Name	For	Withheld	Broker Non-Votes
Marcia M. Anderson	9,722,893	176,236	1,546,015
Robert B. Atwell	9,727,016	168,247	1,549,881
Héctor Colón	9,707,866	191,263	1,546,015
Michael E. Daniels	9,684,338	210,925	1,549,881
Lynn D. Davis	9,744,254	154,875	1,546,015
John N. Dykema	7,914,218	1,980,866	1,550,060
Christopher J. Ghidorzi	9,655,767	239,317	1,550,060
Andrew F. Hetzel, Jr.	9,714,845	184,284	1,546,015
Brenda L. Johnson	9,673,015	222,069	1,550,060
Donald J. Long, Jr.	8,181,962	1,713,122	1,550,060
Dustin J. McClone	9,706,515	192,614	1,546,015
Susan L. Merkatoris	8,210,431	1,688,457	1,546,256
Oliver Pierce Smith	9,692,852	206,277	1,546,015
Glen E. Tellock	9,734,075	165,054	1,546,015
Robert J. Weyers	9,694,939	200,145	1,550,060

Proposal 2:    Ratification of the selection of FORVIS, LLP as Nicolet’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

For	Against	Abstain	Broker Non-Votes
11,376,675	56,249	12,220	N/A
Proposal 3:    Approval, on a non-binding basis, of the compensation paid to Nicolet’s named executive officers.

For	Against	Abstain	Broker Non-Votes
7,202,410	2,532,838	168,043	1,541,853

Item 7.01	Regulation FD Disclosure.

On May 20, 2024, Nicolet declared a quarterly cash dividend of $0.28 per share to shareholders of its common stock, an increase of $0.03 per share, or 12% over the prior quarter. The dividend will be payable June 14, 2024, to shareholders of record as of June 3, 2024. A copy of the press release issued on May 20, 2024, announcing the dividend is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of such section. The information in this report on Form 8-K shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Act, or under the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release, dated May 20, 2024
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 21, 2024	NICOLET BANKSHARES, INC.

		By:	/s/ H. Phillip Moore, Jr.
H. Phillip Moore, Jr.
Chief Financial Officer